UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2015

Prosper Marketplace, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-147019	73-1733867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 Main Street, 3rd Floor San Francisco, CA	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 593-5400

Not applicable.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On October 15, 2015, Prosper Marketplace Inc. (“PMI”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) with the U.S. Securities and Exchange Commission to report, among other things, that it had completed its acquisition of BillGuard, Inc. (“BillGuard”), pursuant to the terms of the Agreement and Plan of Merger (the “Agreement”) by and among PMI, BillGuard, Beach Merger Sub, Inc., a wholly owned subsidiary of PMI (“Merger Sub”) and Shareholder Representative Services LLC, solely in its capacity as the Stockholders’ Representative. Pursuant to the Agreement, PMI acquired all of the outstanding shares of BillGuard, and merged BillGuard with and into Merger Sub, with BillGuard surviving the merger. This amendment is being filed to amend the Initial Form 8-K to include, among other things, the historical and pro forma financial information referred to in Items 9.01 (a) and (b) below relating to the acquisition of BillGuard.   The Initial Form 8-K otherwise remains the same and the Items therein are hereby incorporated by reference into this Amended Form 8-K.

Pursuant to the requirements of Item 9.01 of Form 8-K, PMI hereby amends the Initial Form 8-K to include the historical audited consolidated financial statements of BillGuard for the fiscal years ended December 31, 2014 and 2013, the historical unaudited consolidated financial statements of BillGuard for the nine-month periods ended September 30, 2015 and 2014, the unaudited pro forma financial information relating to the acquisition, and the consent of BillGuard's independent auditor with respect to BillGuard’s audited financial statements

Item 9.01.  Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

(1)

The historical audited consolidated financial statements of BillGuard as of and for the years ended December 31, 2014 and 2013, are filed as Exhibit 99.2 to this Form 8-K/A, and are incorporated by reference herein

(2)

The historical unaudited financial statements of BillGuard for the nine months ended September 30, 2015 and 2014 and as of September 30, 2015 are filed as Exhibit 99.3 to this Form 8-K/A, and are incorporated by reference herein.

(3)	The consent of BillGuard's independent auditor is attached as Exhibit 23.1 to the Form 8-K/A

(b)	Pro forma financial information
(1)

The Unaudited Pro Forma Combined Balance Sheet as of September 30, 2015, Unaudited Pro Forma Combined Statements of Income for the year ended December 31, 2014 and the nine month period ended September 30, 2015, are attached as Exhibit 99.1 to the Form 8-K/A

The Unaudited Pro Forma Combined Balance Sheet combines the historical consolidated balance sheet of PMI and the historical consolidated balance sheet of BillGuard.  The Unaudited Pro Forma Combined Statements of Income combine the historical consolidated statements of income of PMI and the historical consolidated statements of income of BillGuard.

(d)	Exhibits

2.1Agreement and Plan of Merger, dated September 23, 2015 (incorporated by reference to Exhibit 2.1 to PMI’s Current Report on Form 8-K filed on October 15, 2015).

23.1Consent of Independent Auditor

99.1Unaudited Pro Forma Combined Balance Sheet as of September 30, 2015, Unaudited Pro Forma Combined Statements of Income for the year ended December 31, 2014 and the nine month period ended September 30, 2015

99.2 BillGuard Audited Financial Statements as of and for the year ended December 31, 2014 and 2013

99.3 BillGuard Unaudited Financial Statements for the nine month periods ended September 30, 2015 and 2014 and as of September 30, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prosper Marketplace, Inc.

Date: December 18, 2015	By:	/s/ Sachin Adarkar
Sachin Adarkar
General Counsel and Secretary